Original Document on                                Norwest Bank Minnesota, N.A.
Norwest Banks' Letterhead                                     Bloomington Office
                                                        7900 Xerxes Avenue South
                                                    Bloomington, Minnesota 55431
                                                                    612/830-7000

March 15, 1995



Mr. Paul Stephenson
Vice President of Finance and Administration
Check Technology Corporation
1284 Corporate Center Drive
Eagan, MN  55121-1203

Dear Paul:

I am pleased to inform you that Norwest Bank Minnesota, N.A. (the "Bank") has approved a committed line of credit (the "Line") in the amount of $2,500,000.00 to be offered to Check Technology Corporation. The availability of the Line is subject to the Borrower's execution of a new promissory note (the "Note") and our mutual execution of this letter agreement. The following terms and conditions shall apply to the Line:

BORROWER                                    Check Technology Corporation (the "Borrower").

TYPE                                        Committed revolving line of credit.

AMOUNT                                      $2,500,000.00

EXPIRATION                                  March 31, 1996

PRICING                                     Borrowings, if any, will accrue
                                            interest at the Bank's base rate,
                                            payable monthly. Additional funding
                                            choices, at the Borrower's option,
                                            will be available at a rate of 1.75%
                                            over the available reserve-adjusted
                                            LIBOR or CD rate of like maturity at
                                            the date of request.

FEE                                         The Borrower will pay a 0.20% per
                                            annum fee on the unused portion of
                                            the line of credit, payable
                                            quarterly in arrears. The Borrower
                                            has the option to elect a
                                            compensating balance arrangement
                                            instead of the fee on the unused
                                            portion of the line.

                                            The compensating balance arrangement
                                            requires that the Borrower maintain,
                                            in its primary Norwest depository
                                            account, average collected balances
                                            of 4% of the unused portion of the
                                            line of credit. Please note that the
                                            compensating balances are not
                                            eligible to receive earnings credit
                                            for the purpose of offsetting Bank
                                            service charges.

COLLATERAL                                  Unsecured.

REPORTING                                   The Borrower agrees to deliver the following information to the Bank:
REQUIREMENTS



Mr. Paul Stephenson
March 15, 1995
Page 2


                                            1.   Quarterly financial statements
                                                 on both a consolidated and
                                                 consolidating basis, within 55
                                                 days of quarter end.

                                            2.   Quarterly financial covenant
                                                 compliance certificate, within
                                                 55 days of quarter end.

                                            3.   An annual audited financial
                                                 statement within 120 days of
                                                 fiscal year end.

                                            4.   Annual financial projections
                                                 for the immediately succeeding
                                                 year, within 120 days of fiscal
                                                 year end.

                                            5.   Copies of all information and
                                                 correspondence sent by Borrower
                                                 to its collective shareholders
                                                 upon its original
                                                 distributrion.

COVENANTS                                   The Borrower agrees to comply with the following:

                                            1.   Preserve its corporate
                                                 existence and, along with all
                                                 subsidiaries, adequately
                                                 maintain and insure its
                                                 properties. Additionally, the
                                                 Borrower will not, nor will it
                                                 permit any subsidiary to sell,
                                                 dispose of, or transfer away
                                                 any material portion of its
                                                 assets or properties necessary
                                                 or desirable for the proper
                                                 conduct of its business.

                                            2.   All corporate assets, including
                                                 all subsidiary assets, must be
                                                 kept free and clear of liens,
                                                 except for currently existing
                                                 liens and purchase money
                                                 security interests.

                                            3.   The Borrower and each of its
                                                 subsidiaries must refrain from
                                                 issuing a corporate guaranty or
                                                 becoming contingently liable in
                                                 connection with any obligation
                                                 of any other person or entity.

                                            4.   On a consolidated basis and in
                                                 accordance with GAAP, the
                                                 financial performance and
                                                 condition of the Borrower must
                                                 remain within the following
                                                 bounds at all times:

                                                 a.  Minimum funds flow coverage
                                                     ratio, on a rolling 12
                                                     month basis, of 0.30:1.0.
                                                     The funds flow coverage
                                                     ratio is defined as net
                                                     income (independent of
                                                     unrealized foreign exchange
                                                     gains or losses) +
                                                     depreciation + amortization
                                                     divided by the sum of all
                                                     short term and long term
                                                     interest bearing
                                                     obligations (including
                                                     capital lease obligations).

                                            5.   Promptly  notify the Bank upon
                                                 knowledge of the occurrence of
                                                 an event of default  hereunder
                                                 or under the Note.



     Mr. Paul Stephenson
     March 15, 1995
     Page 3

                                            6.   Supply the Bank with such other
                                                 information as the Bank may
                                                 from time to time reasonably
                                                 request, and permit the Bank to
                                                 have access to its books,
                                                 records, properties, and
                                                 principal officers as it may
                                                 reasonably request.

CONDITIONS PRECEDENT                        Prior to the making of the
                                            first advance under the Line, the
                                            Borrower shall deliver, at the
                                            Bank's request, certified borrowing
                                            resolutions and an incumbency
                                            certificate, duly executed by the
                                            corporate secretary of the Borrower
                                            and in form and content acceptable
                                            to the Bank. Furthermore, the Bank
                                            has the right to not consider any
                                            requests for advances under the Line
                                            if, as of the date of such request,
                                            there exists an event of default
                                            under the Note.

DEFAULT                                     The Bank may declare the Line
                                            terminated and declare the unpaid
                                            principal, accrued interest and all
                                            other amounts payable under the Note
                                            to be immediately due and payable,
                                            if the Borrower fails in the
                                            observance or performance of any
                                            covenant or agreement contained
                                            herein, and continuance for more
                                            than 30 days. In addition, the Note
                                            contains events of default that are
                                            incorporated herein by reference.


If the provisions of this Letter Agreement are acceptable, please sign below and return to me. Please call at 830-8933, if you have any questions.

Sincerely,

/s/  Tracy L. Smith
-------------------
Tracy L. Smith
Assistant Vice President

Accepted By:

CHECK TECHNOLOGY CORPORATION

By:      /s/ Paul Stephenson

Its:     Vice President - Finance and Administration

Date:    March 17, 1995


================================================================================
Original Document on                                      Commercial-Bus/Ag Note
Norwest Banks' Letterhead
--------------------------------------------------------------------------------
Borrower's name                                           Date
Check Technology Corporation                              March 16, 1995
--------------------------------------------------------------------------------
Choose one of the following
[X]  On March 31                           , 1996    ; or
[ ]                            after date, for value received, the undersigned
(if more than one, jointly and severally) promise (s) to pay to the order of Norwest Bank Minnesota, National Association
                     (the "Bank") at Sixth and Marquette
                          Minneapolis, Minnesota 55479
or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the prinicpal sum of Two Million Five Hundred Thousand and no/100 - - - - - - - - - - - - - - -Dollars ($2,500,000.00
or so much thereof as is disbursed and remains outstanding hereunder on the due date hereof, as shown by the Bank's liability record or on the reverse side hereof, as the case may be, together with interest (calculated on the basis of actual days elapsed in a __________day year) on the unpaid balance hereof from the date hereof until this Note is fully paid, at the following rate:

      [ ] an annual rate of ____%
      [ ] an annual rate equal to ____% above the Base Rate from time to time, each change in the interest rate hereon to become effective on the day the corresponding change in the Base Rate becomes effective;
      [ ] an annual rate which, for any particular month, shall be ____ % above the Base Rate in effect on the _____ day of the immediately preceding month;
      [X] an annual rate equal to the variable Base Rate or a fixed rate equal to 1.75% over the available reserve-adjusted LIBOR or CD rate of like maturity at the date of request.

provided, however, that if this Note has a variable rate of interest, the annual rate (i) shall at no time be less than N/A %, and (ii) shall at no time exceed an annual rate, if one be specified: [ ] of N/A % [ ] that is N/A % above the discount rate on 90-day commercial paper in effect from time to time at the Federal Reserve Bank of Minneapolis. and provided further that if the original principal amount hereof is less than $100,000, this Note shall bear the same interest rate after it becomes due as was in effect on such due date. As used herein, "Base Rate" means the rate of interest established by The Bank from time to time as its "base" or "prime" rate; and "due date" means the maturity date hereof (whether it be the stated maturity date or such earlier date by reason of acceleration) or, if this Note is payable upon demand, the date of demand.

     [ ]   Interest shall be payable at maturity.
     [X]   Interest shall be payable  monthly commencing
           April 30, 1995 and also on demand.

    If interest hereon is not paid when due, or if any other indebtedness of the undersigned to the Bank is not paid when due, or if a garnishment summons or a writ of attachment is issued against or served upon the Bank for attachment of any property of the undersigned in the Bank's possession or any indebtedness owing to the undersigned, or if the holder hereof shall at any time in good faith believe that the prospect of due and punctual payment of this Note is impaired, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand; provided, however, that if this Note is payable on demand, nothing herein contained shall preclude or limit the holder hereof from demanding payment of this Note at any time and for any resaon, without notice. If this Note is not paid on the due date, the Bank shall also have the right to set off the indebtedness evidenced by this Note against any indebtedness of Bank to the undersigned. This Note shall also become automatically due and payable (including unpaid interest accrued thereon) without notice or demand should the undersigned die (an individual) or should a petetion be filed by or against the undersigned under the United States Bankruptcy code.

    Unless prohibited by law, the undersigned agree(s) to pay all costs of collection, including reasonable attorneys' fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid. The holder hereof may at any time renew this Note or extend its maturity date for any period and release any security for, or any party to, this Note, all without notice to or consent of and without releasing any accommodation maker, endorser or guarantor from liability on this Note. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser and guarantor. The undersigned agree(s) that each provision whose box is checked is part of this Note. This Note shall be governed by the substantive laws of the State Of Minnesota, except insofar as the Bank may rely on the laws of the United States to justify the interest rate charged hereunder.

   [ ]   This Note is secured.      [X]   If this box is checked this Note
   [X]   This Note is unsecured.          evidences a revolving credit facility.

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Purpose of loan                                     Borrower's name
General Corporate Purposes                          Check Technology Corporation
--------------------------------------------------------------------------------
Address                                 Signature                  Title
1284 Corporate Center Drive              X  /s/ Paul Stephenson    V. P. Finance